Vanguard Extended Duration Treasury Index Fund

Supplement to the Prospectuses and Summary Prospectuses

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”: Portfolio Managers William D. Baird, Portfolio Manager. He has co-managed the Fund since 2013.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has co-managed the Fund since 2013.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The managers primarily responsible for the day-to-day management of the Fund are:

William D. Baird, Portfolio Manager. He has worked in investment management since 1988; has managed investment portfolios since 1993; has been with Vanguard since 2008; and has co-managed the Fund since 2013. Education: B.A., Rutgers University; M.B.A., Stern School of Business at New York University.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has been with Vanguard since 1998; has worked in investment management since 1999; has managed investment portfolios since 2005; and has co-managed the Fund since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

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